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                                                                   Exhibit 10.1A

EXECUTED VERSION
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                                                    Ambac Assurance Corporation
                                                      c/o CT Corporation Systems
                                                          44 East Mifflin Street
                                                        Madison, Wisconsin 53703
                                                           Administrative Office
                                                          One State Street Plaza
                                                        New York, New York 10004
                                                       Telephone: (212) 668-0340

Surety Bond

Issuer: EQCC Trust 2001-1F                                Policy Number: AB051BE

Insured Obligations: $1,999,185,957
aggregate principal amount of EQCC
Asset Backed Certificates, Series 2001-
1F, Class A-1 (the "Certificates")

Trustee: The Bank of New York

Ambac Assurance Corporation ("Ambac") a Wisconsin stock insurance corporation, in consideration of its receipt of the Deposit Premium and the Monthly Premium and subject to the terms of this Surety Bond, hereby unconditionally and irrevocably agrees to pay each Insured Payment to the Trustee named above or its successor, as trustee for the Certificateholders, to the extent set forth in the Pooling and Servicing Agreement, dated as of December 1, 2001, by and among EQCC Receivables Corporation, as Depositor. EquiCredit Corporation of America, as Transferor and Initial, Servicer, Bank of America, N A., as Advancing Party, Fairbanks Capital Corp., as Expected Successor Servicer, and The Bank of New York, as Trustee (the "Pooling and Servicing Agreement").

Ambac will make Insured Payments (other than Preference Amounts) out of its own funds by 12:00 noon (New York City time) in immediately available funds to the Trustee on the later of (i) the Business Day next following the day on which Ambac shall have received Notice that an Insured Payment is due and (ii) the Distribution Date on which the Insured Payment is distributable to Certificateholders pursuant to the Pooling and Servicing Agreement, for disbursement to Certificateholders in the same manner as other payments with respect to the Certificates are required to be made. Any Notice received by Ambac after 12:00 noon New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Ambac on the next succeeding Business Day.

Ambac shall make Insured Payments which are Preference Amounts out of its own funds by 12:00 noon (New York City time) in immediately available funds to the Trustee on the later of (a) the Business Day next following the day on which Ambac shall have received (i) a certified copy of a final non-appealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Trustee or the Certificateholder, as applicable, is required to return such Preference Amount paid during the term of this Surety Bond because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Trustee or the Certificateholder, as applicable (the "Order"), (ii) a certificate by or on behalf of the Trustee that the Order has been entered and is not subject to any stay.

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                                                    Ambac Assurance Corporation
                                                      c/o CT Corporation Systems
                                                          44 East Mifflin Street
                                                        Madison, Wisconsin 53703
                                                           Administrative Office
                                                          One State Street Plaza
                                                        New York, New York 10004
                                                       Telephone: (212) 668-0340

Surety Bond

(iii) an assignment, in form and substance satisfactory to Ambac, duly executed and delivered by the Trustee or the Certificateholder, as applicable, irrevocably assigning to Ambac all rights and claims of the Trustee or the Certificateholder, as applicable, relating to or arising under the Pooling and Servicing Agreement against the estate of the bankruptcy trustee or otherwise with respect to such Preference Amount and (iv) a Notice appropriately completed and executed by the Trustee, and (b) the date due pursuant to the Order. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Trustee or the Certificateholder, as applicable, directly, unless the Trustee or the Certificateholder, as applicable, has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case Ambac will pay the Trustee on behalf of the Certificateholders, subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and (iv) above to Ambac and (b) evidence satisfactory to Ambac that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order. Notwithstanding the foregoing two sentences, the Insurer shall not be obligated to pay any Preference Amount in respect of principal (other than principal paid in connection with Mortgage Loan Losses) except on the Final Scheduled Distribution Date or earlier termination of the Trust Fund pursuant to the terms of the Agreement.

Upon such payment, Ambac shall be fully subrogated to the rights of the Certificateholders to receive the amount so paid. Ambac's obligations hereunder with respect to each Distribution Date shall be discharged to the extent funds consisting of the Insured Payment are received by the Trustee on behalf of the Certificateholders for distribution to such Certificateholders, as provided in the Pooling and Servicing Agreement and herein, whether or not such funds are properly applied by the Trustee. This Surety Bond is non-cancelable for any reason, including nonpayment of any Monthly Premium. The Monthly Premium on this Surety Bond is not refundable for any reason including the payment of the Certificates prior to their respective maturities. This Surety Bond shall expire and terminate without any action on the part of Ambac or any other Person on the date that is one year and one day following the date on which the Certificates shall have been paid in full.

The "Deposit Premium" shall be due and payable on the date hereof, as provided in a letter agreement of even date herewith among Ambac and the Depositor (the "Letter Agreement"), and a Monthly Premium shall be due and payable as provided in the Pooling and Servicing Agreement and the Letter Agreement.

This Surety Bond does not cover shortfalls, if any, attributable to the liability of the Trust Fund, any REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

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                                                    Ambac Assurance Corporation
                                                      c/o CT Corporation Systems
                                                          44 East Mifflin Street
                                                        Madison, Wisconsin 53703
                                                           Administrative Office
                                                          One State Street Plaza
                                                        New York, New York 10004
                                                       Telephone: (212) 668-0340

Surety Bond

No waiver of any rights or powers of Ambac, the Certificateholders or the Trustee or consent by any of them shall be valid unless signed by an authorized officer or agent thereof.

This Surety Bond is subject to and shall be governed by the laws of the State of New York. THE INSURANCE PROVIDED BY THIS SURETY BOND IS NOT COVERED BY THE NEW YORK PROPERTY/CASUALTY INSURANCE SECURITY FUND (NEW YORK INSURANCE LAW,
ARTICLE 76).

Capitalized terms used and not defined herein shall have respective meanings set forth in the Pooling and Servicing Agreement. "Notice" means written notice in the form of Exhibit Q to the Pooling and Servicing Agreement by registered or certified mail or telephonic or telegraphic notice, subsequently confirmed by written notice delivered via telecopy, telex or hand delivery from the Trustee to Ambac specifying the information set forth therein. "Certificateholder" means, as to a particular Certificate, the person, other than the Trust, the Servicer, any Subservicer or the Representative or any Depositor who, on the applicable Distribution Date, is entitled under the terms of such Certificate to payment thereof. "Preference Amount" means any payment of Insured Amounts on a Certificate which has become due and which is made to a Certificateholder by or on behalf of the Trustee which has been deemed a preferential transfer and theretofore recovered from the Certificateholder or Trustee pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction.

In the event that payments under any Certificate is accelerated, nothing herein contained shall obligate Ambac to make any payment of principal or interest on such Certificates on an accelerated basis, unless such acceleration of payment by Ambac is at the sole option of Ambac.

IN WITNESS WHEREOF, Ambac has caused this Surety Bond to be signed by its duly authorized officer to become effective and binding upon Ambac by virtue of the countersignature of its duly authorized representative


/s/ Kathleen Drennen                          /s/ Thomas J. Adams
-----------------------------------        -------------------------------------
Assistant Secretary                        Managing Director
Effective Date: December 14, 2001

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